UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  x

Filed by a Party other than the Registrant [ ]

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x	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MILLENNIUM INDIA ACQUISITION COMPANY, INC.

301 Winding Road

Old Bethpage, NY 11804

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, November 21, 2013

To our stockholders:

The 2013 annual meeting of stockholders of Millennium India Acquisition Company, Inc. (“SMCG” or the “Company”) will be held on Thursday, November 21, 2013, at 10:00 a.m. local time , at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022, for the following purposes:

1.

To elect the seven individual nominees named in the accompanying Proxy Statement  to serve as the members of the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders of the Company or until such directors’ respective successors are duly elected and qualified.

2.

To remove the fundamental investment restriction, currently applicable to the Company, that states in part that the Company will invest more than 25% of its total assets in one or more businesses that have operations primarily in India and will invest more than 25% of its total assets in the financial services industry.

3.

To authorize the Board to change the nature of the Company’s business so that it ceases to be an investment company and, in conjunction therewith, to take all steps necessary to deregister the Company under the Investment Company Act of 1940 (the “1940 Act”), if and when the Board has determined that it would be in the interests of the stockholders to do so.

4.

To approve one or more adjournments of the meeting, as necessary and appropriate, including in order to permit the further solicitation of proxies in favor of proposals 2 and 3, above.

5.

To ratify the appointment of the Company’s independent registered public accounting firm.

6.

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on October 14, 2013 (the “Proxy Record Date”) will be entitled to receive notice of, be present at and vote at the meeting.  Definitive forms of this proxy statement and the accompanying proxy card are intended to first be released to stockholders on or about November 1, 2013.

By order of the Board.

/s/ David H. Lesser

David H. Lesser

Chairman, CEO, Secretary and Treasurer

New York, New York

November 1, 2013

i

WE NEED YOUR VOTE

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR STOCKHOLDING. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF SMCG WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED AT THE MEETING, IN PERSON OR BY PROXY. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLING US TO HOLD OUR MEETING AS SCHEDULED AND AVOID THE COSTS OF ADJOURNING AND RESCHEDULING.  WE URGE YOU TO RETURN YOUR PROXY CARD PROMPTLY, OR VOTE PROMPTLY BY TELEPHONE OR ELECTRONIC MEANS TO THE EXTENT THOSE OPTIONS ARE MADE AVAILABLE ON YOUR PROXY CARD, IF YOU WILL NOT BE ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON WITH ALL THE AUTHORIZATIONS YOU MAY NEED IN ORDER TO VOTE YOUR STOCK IN PERSON.

ii

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, November 21, 2013

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Millennium India Acquisition Company, Inc. (“SMCG” or the “Company”) to be used at the 2013 annual meeting of stockholders of the Company to be held on Thursday, November 21, 2013, at 10:00 a.m. local time (including as it may be adjourned from time to time, the “Annual Meeting”), at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022, for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement.

Stockholders of record at the close of business on October 14, 2013 (the “Proxy Record Date”) will be entitled to receive notice of, be present at and vote at the Annual Meeting.  Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held.

It is essential that stockholders complete, date, sign and return the proxy card or voting instructions they receive in connection with this Proxy Statement.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the proxy card or voting instructions are executed and returned, they may nevertheless be revoked by a new proxy given later; although to be effective, such new proxy must be received prior to the meeting.  In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting (provided that the stockholder has all the authorizations needed in the event the stockholder holds stock through a broker or other intermediary), thereby cancelling any proxy previously given.  A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote at the meeting.  If a proposal is to be voted upon by only one class of the Company’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered.  As of October 14, 2013, the Company had outstanding the following number of voting shares:

 Common Stock: 8,219,875 shares

Definitive forms of this proxy statement and the accompanying proxy card are intended to first be released to stockholders on or about November 1, 2013.

The principal executive office of the Company is located at 301 Winding Road, Old Bethpage, New York 11804.  Copies of the Company’s most recent annual, semi-annual reports and other reports are available upon request, without charge, by writing to the Company c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, New York 11788, or by calling (631) 470-2644.  This proxy statement and copies of the Company’s most recent annual, semi-annual reports and other publicly filed reports are also available at http://www.sec.gov.

RECENT DEVELOPMENTS

On August 2, 2013, the Company issued a notice scheduling its 2013 annual meeting of stockholders for October 21, 2013, in India.  On August 22, 2013, Hudson Bay Partners, LP (“HBP”), a stockholder of the Company, and others, including David H. Lesser, president of HBP’s general partner, commenced a public solicitation of written consents from stockholders of the Company, seeking to replace the then-current members of the Company’s five-person board of directors with a new slate of proposed directors, as the first step in a effort to focus the Company on building a strategy to unlock value for the benefit of all stockholders.  On October 3, 2013, HBP presented the Company with written consents from holders of a majority of the Company’s outstanding shares, replacing the then-current directors  with HBP’s new slate of directors.  The new members of the Company’s Board of Directors were Mr. Lesser, Arun Mittal, Habib Yunus, Dionisio D’Aguilar and Jesse Derris.

The new Board thereafter adopted a resolution that dismissed the Company’s prior officers, appointed Mr. Lesser Chairman of the Board and CEO, Secretary and Treasurer, appointed Messrs. Mittal, Yunus and D’Aguilar to be the new members of the audit committee, set the size of the Board at seven and appointed former directors and officers F. Jacob Cherian and Suhel Kanuga to fill the additional two directorships thereby created, and cancelled the annual meeting of stockholders scheduled for October 21, 2013, which had been improperly noticed under Delaware law.  The Board has now rescheduled and renoticed the Annual Meeting for November 21, 2013, and at that meeting will seek to elect, by a regular vote of the stockholders at a regular meeting of the stockholders, all seven members of the new Board, and to take other steps requiring stockholder approval that the Board considers necessary in order for it to continue the effort to build a strategy for the Company that unlocks value for the benefit of all stockholders.

For additional information regarding these recent developments, please see the recent public filings made with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) in respect of the Company, including the definitive Consent Solicitation Statement on Schedule 14A filed by HBP and others on September 5, 2013 (File No. 811-22156), and the Current Report on Form 8-K filed by the Company on October 4, 2013 (File No. 811-22156).

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

It is proposed that the stockholders of the Company elect the seven individual nominees named below (the “Nominees”) to serve as the members of the Company’s Board of Directors until the next annual meeting of stockholders of the Company or until such directors’ respective successors are duly elected and qualified.  Each Nominee currently serves as a director of the Company:

David H. Lesser

Arun Mittal

Habib Yunus

Dionisio D’Aguilar

Jesse Derris

F. Jacob Cherian

Suhel Kanuga

Each Nominee has consented to being named in this Proxy Statement and has agreed to continue to serve as a director if elected. Biographical information about each Nominee and other information relevant to the Nominees and the ownership and governance of the Company is set forth in Exhibit A hereto.  The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

The persons named as proxies on the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a director for any reason but, if such a reason should arise as to any Nominee or Nominees prior to the Annual Meeting, the is proxy holders shall be authorized to substitute another person or persons of their choice as nominee or nominees.

Three of the Nominees, Messrs. Lesser, Cherian and Kanuga, are “interested persons” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”). The remaining four Nominees are “disinterested” or “independent.”  As independent directors, the four disinterested directors play a critical role in overseeing Company operations and policing potential conflicts of interest between the Company, its officers and service providers.

The Company has a standing audit committee comprised of directors who are not “interested persons” of the Company as defined in the 1940 Act.  The Company’s audit committee met twice during the Company’s last fiscal year.  The function of the audit committee is (1) to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (2) to assist in the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company’s independent registered public accounting firm.  A copy of the Company’s audit committee charter, which describes the audit committee’s purposes, duties and powers, is attached as Exhibit B hereto.  A copy of the audit committee’s report in respect of the Company’s audited financial statements for the fiscal year ended December 31, 2012 is attached as Exhibit C hereto.

There is no legal requirement for an unlisted investment company to have a nominating or compensation committee.  Nevertheless, the Company chartered a combined nominating and compensation committee in 2008 (see Exhibit D hereto).  That committee has not met recently.  Following the change of directors on October 3, 2013, that committee has had no formally appointed members.  The new directors are considering whether there is a need for such committee.  If they conclude there is such a need, they shall formally appoint committee members.

The Company reimburses directors for their expenses relating to Board service. The Company also pays remuneration to its officers and directors, although it does not have a bonus, pension, profit-sharing or retirement plan.  Following the change of directors on October 3, 2013, the new Board has not yet finalized its plans for the remuneration of officers and directors after October 3, 2013, but it is expected that the Board will decide to pay directors a reasonable and customary annual fee for their time, and to pay officers reasonable and customary annual compensation, in all cases reflective of the Company's desire to moderate Company expenses in comparison to what they were prior to October 3, 2013.  The aggregate amount of compensation paid to each Nominee by the Company for the fiscal year ended December 31, 2012 is disclosed in Exhibit A hereto.

Quorum and Required Vote

The holders of a majority of the Company’s issued and outstanding common stock constitute a quorum, whether in person or by proxy.  When a quorum is present, the individuals with the largest number of votes constituting a majority of the votes cast are elected as directors, up to the maximum number of directors to be chosen at the election.

PROPOSAL NO. 2:

REMOVAL OF FUNDAMENTAL INVESTMENT RESTRICTION

It is proposed that the stockholders of the Company remove the fundamental investment restriction, currently applicable to the Company, that states in part that the Company will invest more than 25% of its total assets in one or more businesses that have operations primarily in India and will invest more than 25% of its total assets in the financial services industry.

Pursuant to the 1940 Act and the Company’s registration statement on Form N-2 filed by the Company with the SEC on March 20, 2008, pursuant to which the Company registered as an investment company, the Company operates under certain “fundamental” investment restrictions, which cannot be altered or exceeded without stockholder approval.  One of these restrictions, as set forth in the Statement of Additional Information in the Company’s Form N-2, states that the Company may not:

“Concentrate its investments in a particular ‘industry,’ as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction; except that the Company will invest more than 25% of its total assets in one or more businesses that have operations primarily in India and will invest more than 25% of its total assets in the financial services industry.”

The Board is in the process of reviewing the Company’s current business and seeking to build a strategy that will improve the Company’s business results and unlock value for the benefit of all stockholders.  That effort may lead the Board to conclude that it should maintain the Company’s current business, but it is perhaps more likely that it will lead the Board to conclude that the Company’s business should be changed, either incrementally or fundamentally.  In order to ensure that the Company’s fundamental investment restriction regarding industry concentration does not prevent the Board from making such changes, or delay the Board in making such changes, the Board asks the stockholders to approve this proposal and remove this fundamental investment restriction.

The Board points out that the Company is also governed by a separate investment policy to remain 80% invested in Indian companies, which policy the Board can modify, but only after 60-days’ prior notice to stockholders.  Therefore, if stockholders remove the fundamental investment restriction at the Annual Meeting, they would receive 60-days’ prior notice before the Board was able to change the Company’s business in any manner that would leave the Company less than 80% invested in Indian companies.

Quorum and Required Vote

Pursuant to the 1940 Act, the vote required to remove this fundamental investment restriction is (i) 67% or more of the Company’s issued and outstanding common stock present at the Annual Meeting, if the holders of more than 50% of such stock are present or represented by proxy, or (ii) more than 50% of the Company’s issued and outstanding common stock, whichever is less.

PROPOSAL NO. 3:

AUTHORIZATION FOR COMPANY TO

CEASE BEING REGISTERED INVESTMENT COMPANY

It is proposed that the stockholders of the Company authorize the Board to change the nature of the Company’s business so that it ceases to be an investment company and, in conjunction therewith, to take all steps necessary to deregister the Company under the 1940 Act, if and when the Board has determined that it would be in the interests of the stockholders to do so.

Pursuant to the 1940 Act, the nature of the Company’s business cannot be changed so that the Company ceases being an investment company, without stockholder approval.  As discussed in connection with Proposal No. 2, above, the Board is in the process of reviewing the Company’s current business and seeking to build a strategy that will improve the Company’s business results and unlock value for the benefit of all stockholders.  That effort may lead the Board to conclude that it should maintain the Company’s current business, but it is perhaps more likely that it will lead the Board to conclude that the Company’s business should be changed, either incrementally or fundamentally.  In order to ensure that the Company’s current status as an investment company does not prevent the Board from making such changes, or delay the Board in making such changes, the Board asks the stockholders to authorize the Board to make changes pursuant to which the Company may cease being an investment company.  Such changes could include, for example, the Company disposing of its current investment, or making acquisitions such that its current investment no longer represents more than 40% of the value of the Company’s total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

The Board points out that, if stockholders authorize the Board to change the nature of the Company’s business so as to cease to be an investment company, they would, under the Company’s investment policy discussed in connection with Proposal No. 2, above, nevertheless receive 60-days’ prior notice before the Board was able to change the Company’s business in any manner that would leave the Company less than 80% invested in Indian companies.

Should the Company’s business change so that the Company ceases to be an investment company, the Company could possibly thereafter save significant resources by de-registering under the 1940 Act and giving up its registered investment company status.  The adoption of Proposal No. 3 would clarify that the Board would be additionally authorized to take all steps necessary to deregister the Company under the 1940 Act after it ceased to be an investment company, if and when the Board has determined that this would be in the interests of the stockholders.

Quorum and Required Vote

Pursuant to the 1940 Act, the vote required to remove this fundamental investment restriction is (i) 67% or more of the Company’s issued and outstanding common stock present at the Annual Meeting, if the holders of more than 50% of such stock are present or represented by proxy, or (ii) more than 50% of the Company’s issued and outstanding common stock, whichever is less.

PROPOSAL NO. 4:

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE MEETING

It is proposed that the stockholders of the Company approve one or more adjournments of the meeting, as necessary and appropriate, including in order to permit the further solicitation of proxies in favor of proposals 2 and 3, above.

Because the 1940 Act may require a higher vote in favor of Proposals No. 2 and 3, above, than is required for the other proposals being made, the Board seeks the approval of the stockholders to any one or more adjournments of the Annual Meeting that are determined by the duly presiding officer at that meeting, or the Board itself, to be necessary and appropriate, including in order to permit the further solicitation of proxies in favor of Proposals No. 2 and 3, above, under circumstances otherwise compliant with applicable law.

Quorum and Required Vote

The holders of a majority of the Company’s issued and outstanding common stock constitute a quorum, whether in person or by proxy.  When a quorum is present, the proposal shall be adopted if approved by a majority of the votes cast.

PROPOSAL NO. 5:

RATIFICATION OF THE COMPANY’S

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

It is proposed that the stockholders of the Company ratify the appointment of the Company’s independent registered public accounting firm.

The 1940 Act requires that the Company’s independent registered public accounting firm (the “independent auditors” or the “auditors”) be selected by a majority of those directors who are not “interested persons” (as defined in the 1940 Act) of the Company.  The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors.  At a meeting held on February 25, 2013, the Company’s audit committee approved and the Company’s Board, including a majority of those directors who are not “interested persons” of the Company, ratified and approved the selection of J. H. Cohn LLP (now known as CohnReznick LLP) (“JHC”) as the Company’s independent auditors for the fiscal year ending December 31, 2013.  The Company seeks the ratification of the stockholders as to this selection.

JHC, a major international accounting firm, has acted as independent auditors of the Company since the Company’s organization.

The following chart reflects fees paid to JHC by the Company during the Company’s last two fiscal years.  All services provided by JHC were pre-approved as required.

Audit Fees[1]	$20,700/$20,000
Audit-Related Fees[1]	$0.00/$0.00

1 For the Company’s fiscal years ended

December 31, 2011/December 31, 2012.

The Company’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of JHC’s engagements for non-audit services relating to the Company without specific case-by-case consideration.  Pre-approval considerations include whether the proposed services are compatible with maintaining JHC’s independence. The Policy and the services covered are considered annually.  In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.  The Company’s audit committee has considered whether the provision of non-audit services that did not require pre-approval are compatible with maintaining JHC’s independence.

No material concerns were reported to the audit committee or Company management by the auditors during the course of the audit and the preparation of the audited financial statements for the Company’s 2012 Annual Report to Stockholders. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2012, the Company’s audit committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to Stockholders. A copy of the committee’s report is attached as Exhibit C to this proxy statement.

In addition to JHC, the Company’s other service providers are:

•

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, serves as the Company’s administrator and accountant.

•

First National Bank of Omaha, located at 1620 Dodge Street, Stop 1080, Omaha, Nebraska 68197, acts as custodian for the assets of the Company.

•

American Stock Transfer and Trust Company, located at 6201 15th Avenue, Brooklyn, New York 11219, serves as the Company’s transfer agent.

Quorum and Required Vote

The holders of a majority of the Company’s issued and outstanding common stock constitute a quorum, whether in person or by proxy.  When a quorum is present, the proposal shall be adopted if approved by a majority of the votes cast.

OTHER MATTERS

The Company’s Board is not aware of any other matter that may come before the meeting. However, should any such matter or matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter or matters.

Proposals that stockholders wish to include in the Company’s proxy statement for the Company’s next annual meeting of stockholders must be sent to and received by the Company no later than July 4, 2014 at the principal executive office of the Company, 301 Winding Road, Old Bethpage, New York 11804, Attention: Secretary of the Company.

Stockholders who wish to communicate with directors should send communications to the attention of the Secretary of the Company, 301 Winding Road, Old Bethpage, New York 11804.  Communications will be directed to the director or directors indicated in the communication or, if no director or directors are indicated, to the chairman of the Board.

VOTING INFORMATION

To vote, please complete, date and sign the enclosed form of proxy and mail it in the enclosed postage-paid envelope. The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Company may pay persons holding shares of the Company in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Company’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Company’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Delaware law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company, in care of the Company’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED ENVELOPE.

Dated: November 1, 2013

EXHIBIT A

THE NOMINEES

Name, Age, Address(a)	Positions with Company(b)	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in SMCG Complex(c) Overseen by Nominee	Other Public Directorships Held by Nominee, Past Five Years
David H. Lesser(c), 47	Interested Director(d), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995	1	Chairman of Power REIT (NYSE MKT: PW); Trustee of the Town Hall in New York City; Director of eLab Incubator and Student Agencies Foundation
Arun Mittal, 36	Independent Director	Took office October 3, 2013 by means of written consent of majority of stockholders	Executive Vice President of Power REIT (NYSE MKT: PW) since 2011; Managing Principal of Caravan Partners, LLC since 2008	1
Habib Yunus, 37	Independent Director	Took office October 3, 2013 by means of written consent of majority of stockholders	President of Wabi, Inc. since January 2013; from 2010-2012, project manager with Toyota Tsusho America, Inc; from 2006-2010, led the international tax team at Shinsei Bank, Ltd. (Japan)	1

Dionisio D’Aguilar, 48	Independent Director	Took office October 3, 2013 by means of written consent of majority of stockholders	President and CEO of Superwash Limited since 1993	1

Director of Bahamar since 2011; Chairman of the Board of AML Foods Limited since 2009; Chairman of the Board of Insurance Company of The Bahamas Limited since 2008; Director of J.S. Johnson and Company Limited since 2006

Jesse Derris, 33	Independent Director	Took office October 3, 2013 by means of written consent of majority of stockholders	CEO of Derris & Company since 2012; from 2005-2012, held various positions with Sunshine Sachs	1
F. Jacob Cherian, 47	Interested Director(d)	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013	Officer of the Company until October 3, 2013; private investor; during 1995-1999 and 2001-2005, Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly Partner, Computer Sciences Corporation, and Director, KPMG LLP / KPMG Consulting	1	Director, SMC Group, since January 2008

Suhel Kanuga, 38	Interested Director(d)	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013 and also serves as Chief Compliance Officer	Officer of the Company until October 3, 2013; private investor; Formerly Principal, Computer Sciences Corporation, and Manager, KPMG LLP	1	Director, SMC Group, since January 2008

(a) The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

(b) “Independent Directors” are directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of SMCG and “Interested Directors” are directors who are “Interested Persons” of SMCG.

(c) The term “Fund Complex” refers to SMCG and no other registered investment companies.

(d) Mr. Lesser is an “Interested Person” by virtue of his position as an officer of SMCG.  Each of Messrs. Cherian and Kanuga is an “Interested Person” by virtue of his position as an officer of SMCG within the past two years.

Nominees’ Qualifications.  The Company believes that each Nominee is competent to serve as a director of the Company because of his overall individual merits, including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  The Company does not believe that any one factor is determinative in assessing a Nominee's qualifications, but that the collective experience of each Nominee makes him highly qualified to serve.

Mr. Lesser has over 26 years of experience in financial services, accounting, valuation and international businesses.  In addition to serving as Chairman and CEO of the Company, Mr. Lesser also serves as Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011.  In addition, he is the President of HBP, an investment firm focused primarily on real estate-related situations and alternative energy opportunities since its inception in 1996.  Prior to forming HBP, Mr. Lesser was a Director of Investment Banking at Merrill Lynch & Co.

Since 1995, Mr. Lesser, through HBP, has invested in numerous opportunities, including a reverse merger transaction in 1997 that led to the formation of Keystone Property Trust (NYSE: KTR) (“Keystone”). Mr. Lesser, as president of HBP, led an investor group and structured a reverse merger transaction with American Real Estate Investment Corporation (AMEX: REA) to ultimately form Keystone. The transaction involved an investment of $30 million of cash, the merger of a property management company and the acquisition of a family-owned portfolio of industrial properties for ownership.  In addition to initial structuring and equity investment by HBP, Mr. Lesser served on Keystone’s board of trustees until June 2000.  Keystone was acquired by Prologis (NYSE: PLD) in 2004 for a total enterprise value of $1.4 billion, thereby delivering a compound annual stockholder return of 16.5% from the initial transaction.  Mr. Lesser holds a Masters of Business Administration (M.B.A.). from Cornell University and a B.S. in Applied Management and Economics from Cornell University.

We believe Mr. Lesser’s extensive investment experience and experience with public companies make him well qualified to continue serve as a director of SMCG.

Mr. Mittal is a chartered financial analyst (“CFA”) and has over a decade of investment banking and business experience in the financial institutions and energy sectors.  Prior to his current positions, described above, Mr. Mittal was a Director at StoneCastle Partners, LLC, a boutique investment bank and asset manager with over $4.0 billion in assets under management, which he joined in 2006.  From 2000 to 2006, Mr. Mittal served in various roles of increasing responsibility at Shinsei Bank (Tokyo) in the bank's capital markets and asset backed investment groups, culminating in Mr. Mittal serving from 2005 to 2006 as CEO of Shinsei Capital (USA), Ltd., the bank's non-bank subsidiary based in New York, overseeing the bank's asset backed investments in the U.S.  Mr. Mittal holds a B.S. in Electrical Engineering from Stanford University and an M.S. in electrical engineering from Georgia Institute of Technology.

We believe Mr. Mittal’s experience with public companies and his qualification as a CFA make him well qualified to continue to serve as a director of SMCG.

Mr. Yunus is a Certified Public Accountant (“CPA”) with more than 15 years of experience in accounting, finance and investing.  Mr. Yunus is the sole owner and President of Wabi, Inc. a boutique business and investment advisory firm.  Mr. Yunus was previously with Toyota Tsusho America, Inc. (“Toyota”) from 2010-2012, where he was deal originator and lead negotiator on a $602 million joint venture with Encana Corporation (NYSE: ECA).  Prior to Toyota, from 2006-2010 Mr. Yunus led the international tax team at Shinsei Bank, Ltd. (Japan), where he was also instrumental in a $5.7 billion acquisition of GE Money and a proposed merger with Aozora Bank.  Mr. Yunus began his career with Deloitte & Touche, where from 1999-2006 he worked in various tax advisory roles in the U.S. and Japan.  Mr. Yunus holds a B.S. in Accounting and Masters of Accounting (Tax specialization) degrees from the University of Florida.  Mr. Yunus holds a CPA designation in Georgia.

We believe Mr. Yunus’ experience with finance and accounting, including his qualification as a CPA, makes him well qualified to continue to serve as a director of SMCG.

Mr. D’Aguilar has over twenty years of business experience and holds a designation as a CPA.  He has served as President and CEO of Superwash Limited since 1993.  Superwash Limited is the largest chain of self-service laundry facilities in the Bahamas.  Since 2011, Mr. D’Aguilar has served as a Director of Bahamar, a $3 billion resort under construction on Nassau in the Bahamas.  Since 2006, Mr. D’Aguilar has served as a Director of J.S. Johnson and Company Limited, which is the largest firm of insurance brokers and agents in the Bahamas and is publicly traded on the Bahamas International Stock Exchange (BISX).  Since 2009, Mr. D’Aguilar has served as Chairman of the Board of AML Foods Limited, which is the second largest retailer of food in the Bahamas and is publicly traded on the BISX.  Since 2008, Mr. D’Aguilar has served as Chairman of the Board of Insurance Company of The Bahamas Limited.  Since 2009, Mr. D’Aguilar has served as Honorary Consul to the Kingdom of the Netherlands in the Commonwealth of the Bahamas.  From 1987 to 1993, Mr. D’Aguilar served as President of the Bahamas Chamber of Commerce.  From 1987 to 1993, Mr. D’Aguilar held various positions at KPMG US.  Mr. D’Aguilar holds a B.S. in Hotel Administration from Cornell University and a Masters of Business Administration (M.B.A.) from Cornell University.  He is qualified as a CPA in the State of New York.

We believe Mr. D’Aguilar’s experience serving on various boards, as well as his financial background, including his designation as a Certified Public Accountant, make him well qualified to continue to serve as a director of SMCG.

Mr. Derris is the CEO of Derris & Company, which he founded in 2012.  Derris & Company is a brand strategy and public relations firm headquartered in New York City. Mr. Derris serves as a crisis counselor for major corporations and executives in media, finance, fashion, entertainment and sports, and invests in and advises consumer-facing start-ups at various stages of development.  Prior to founding Derris & Company, Mr. Derris had various positions with served as Senior Vice President and Partner at Sunshine Sachs starting in 2005, where he lead the firm’s work in a variety of verticals industries, including finance, crisis, digital, sports and real estate. Prior to Sunshine Sachs, Mr. Derris was associated with Rabinowitz-Dorf Communications, a boutique public relations and public affairs firm in Washington, D.C.  Mr. Derris also served as a state spokesman on John Kerry’s 2004 Presidential Campaign.  Mr. Derris holds a B.A. from the University of Wisconsin-Madison.

We believe Mr. Derris’s experience related to public relations makes him well qualified to continue to serve as a director of SMCG.

Mr. Cherian holds a Bachelor's degree from Queens College and a Master's degree from St. John’s University and is experienced in business restructuring, improving business value, cost reduction and off-shoring strategies, as well as possessing an experienced understanding of the regulatory framework under which investment companies must operate.  He has worked for KPMG LLP and JP Morgan & Co. and has also served as Adjunct Professor of International Finance at St. John’s University.

Mr. Cherian served as a director and executive officer of the Company from its inception until October 3, 2013, including as Chairman and CEO.  We believe that Mr. Cherian’s extensive experience with the Company, as well as his additional business experience, render him well qualified to continue to serve the Company as a director.

Mr. Kanuga has over thirteen years of business experience in the investment management and financial advisory fields, holds Bachelor’s degrees in Mathematics and Economics from Lawrence

University and is experienced in portfolio and risk management functions, as well as possessing an experienced understanding of the regulatory framework under which investment companies must operate.

Mr. Kanuga served as a director and executive officer of the Company from its inception until October 3, 2013, including as President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary.  Mr. Kanuga is continuing to serve as Chief Compliance Officer following the October 3, 2013 reconstitution of the Company’s directors and officers.  We believe that Mr. Kanuga’s extensive experience with the Company, as well as his additional business experience, render him well qualified to continue to serve the Company as a director.

Nominees’ Stock Ownership.  The table below indicates the dollar range of each Nominee’s ownership of SMCG’s common stock as of December 31, 2012.

Name	Dollar Range of Equity Securities of SMCG	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Director in Family of Investment Companies
David H. Lesser	None	N/A
Arun Mittal	None	N/A
Habib Yunus	None	N/A
Dionisio D’Aguilar	None	N/A
Jesse Derris	None	N/A
F. Jacob Cherian	Over $100,000	N/A
Suhel Kanuga	Over $100,000	N/A

 As of December 31, 2012, no Independent Directors or any of their immediate family members (spouse, child residing in household and certain dependents), beneficially owned any interests in SMCG, an investment adviser of SMCG, a principal underwriter of SMCG or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SMCG, an investment adviser of SMCG or a principal underwriter of SMCG.

Nominees’ Compensation.  The aggregate amount of compensation paid to each Nominee by SMCG for the fiscal year ended December 31, 2012 was as follows:

Name	Aggregate Compensation from SMCG	Pension or Retirement Benefits Accrued as Part of SMCG Expenses	Estimated Annual Benefits from SMCG upon Retirement	Total Compensation from SMCG and SMCG Complex Paid to Directors
David H. Lesser	None	None	None	None
Arun Mittal	None	None	None	None
Habib Yunus	None	None	None	None
Dionisio D’Aguilar	None	None	None	None
Jesse Derris	None	None	None	None
F. Jacob Cherian	$250,000(a)	None	N/A	$250,000(a)

Suhel Kanuga	$250,000(a)	None	N/A	$250,000(a)

(a) In each year from 2009 to 2012, Messrs. Kanuga and Cherian both voluntarily deferred between 20% and 100% of their annual compensation, pending the occurrence of a defined liquidity event for SMCG.  As a result, as of October 3, 2013, they were both owed substantial deferred compensation, which as of that date they agreed with SMCG in writing to forego.  Since that date, Mr. Cherian no longer serves as an officer of SMCG and is no longer compensated as described in the table above, and Mr. Kanuga has served in only one officer capacity, as Chief Compliance Officer, and has waived compensation related to serving in this capacity.

THE BOARD

Board Leadership Structure. David H. Lesser has served as Chairman of the Board since October 3, 2013.  The Chairman is typically responsible for (a) chairing Board meetings, (b) setting the agendas for those meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Since October 3, 2012, Mr. Lesser has also served as the CEO of the Company.  Generally, the Company believes it best to have a single leader who is seen by stockholders, business partners and other stakeholders and counterparties as providing strong leadership.  In addition to the foregoing roles, since October 3, 2013 Mr. Lesser has served as Company Secretary and Treasurer.

The Company’s audit committee has, since October 3, 2013, consisted of Board members Arun Mittal, Habib Yunus and Dionisio D’Aguilar.  The Independent Directors include Messrs. Mittal, Yunus and D’Aguilar and also Board member Jesse Derris.  Governance guidelines provide that the Independent Directors will meet in executive session at each Board meeting and no less than annually.

 The Company believes that its Chairman, together with the Audit Committee, the Independent Directors and the full Board of Directors, provide effective leadership to serve the interests of stockholders.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly, and on an ad hoc basis when necessary, engages in risk management reviews and discussions and receives compliance and other reports from its relevant service providers.  The Board receives compliance reports from Mr. Kanuga, in his role as Chief Compliance Officer, at meetings and on an ad hoc basis, when and if necessary.  In addition, in its role, the audit committee considers financial and reporting risks and raises them with the full Board when necessary.  The Board believes that its oversight of material risks is adequately maintained.

Board Meetings.  During the fiscal year ended December 31, 2013, the Board held two meetings.  Messrs. Cherian and Kanuga, who are the only Nominees who served as members of the Board during the fiscal year ended December 31, 2013, each attended both Board meetings during that fiscal year.

Stockholders’ Meetings.  SMCG does not have a formal policy regarding directors’ attendance at annual meetings of the Company’s stockholders.

BENEFICIAL OWNERSHIP OF SHARES

This section sets forth information for SMCG regarding the beneficial ownership of its shares as of October 14, 2013, by the Nominees of SMCG owning shares on such date and by any stockholders owning 5% or more of SMCG’s outstanding shares.

As of October 14, 2013, SMCG’s directors and executive officers, as a group, owned approximately 6.27% of SMCG’s outstanding common stock, and individually owned SMCG common stock as follows:

Name	Shares of Common Stock Owned	Percentage of Common Stock Owned
David H. Lesser*	173,899	2.12%
F. Jacob Cherian*	170,915	2.08%
Suhel Kanuga*	170,915	2.08%
Arun Mittal	None	None
Habib Yunus	None	None
Dionisio D’Aguilar	None	None
Jesse Derris	None	None
All directors and executive officers as a group	515,729	6.27%

* Interested Director of SMCG.  Each other director named is an Independent Director of SMCG.

Based on information provided by SMCG’s transfer agent, on October 14, 2013 Cede & Co. held of record approximately 88.11% of the outstanding common stock of SMCG, and no other person held of record 5% or more of the outstanding shares of common stock of SMCG.  Based on information obtained by reviewing public filings required by the SEC on Forms 3, 4 and 5 and Schedules 13D and 13G, persons beneficially owning 5% or more of SMCG’s common stock have reported their ownership of SMCG shares as indicated below. The most recent such filing was made on Schedule 13D on August 22, 2013.  Unless otherwise indicated, to our knowledge, each person named below has sole voting and investment power with respect to the shares beneficially owned by it, except to the extent authority is shared by spouses under applicable law or as otherwise disclosed in their respective public filings.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Beneficial Ownership
Fir Tree Master Value Fund, LP and Fir Tree Capital Opportunity Master Fund, LP(1)	1,370,692	16.7%
Sanlam Investment Holdings Ltd.(2)	1,360,391	16.55%

(1)

Based on information contained in Form 3 jointly filed by Fir Tree, L.L.C., Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman on January 28, 2008 and February 10, 2012. Fir Tree, L.L.C. is the general partner of Fir Tree Value Master Fund, LP, a Cayman Islands exempted limited partnership (“Fir Tree Value”). Camellia Partners, LLC is the general partner of Fir Tree Capital Opportunity Master Fund, LP, a Cayman Islands exempted limited partnership (“Fir Tree Capital Opportunity”). Fir Tree, Inc. is the investment manager of both Fir Tree Value and Fir Tree Capital Opportunity

(2)

Based on information contained in a Schedule 13D/A jointly filed on April 9, 2010, by Sanlam Investment Holdings Ltd, Sanlam International Investment Partners Limited, and Sanlam Limited, who share voting and investment control over these securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To SMCG’s knowledge, all of its officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2012. In making this disclosure, SMCG has relied solely on written representations of such persons and on copies of reports that have been filed with the SEC.

EXHIBIT B

AUDIT COMMITTEE CHARTER

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

Adopted January 17, 2008

The Board of Directors (the “Board”) of Millennium India Acquisition Company Inc. (“SMCG”) hereby adopts the following as the governing principles of the Audit Committee of SMCG.

Membership.

The Audit Committee shall consist of two or more members appointed by the Board. Audit Committee members serve at the pleasure of the Board. Each member of the Audit Committee must be “disinterested.” For purposed of this charter, a “disinterested” Director means a Director who is not an “interested person” of SMCG, as that term is defined under the Investment Company Act of 1940 (the “1940 Act”). Unless a Chairperson is designated by the Board, the Audit Committee may elect from its own members a Chairperson. The Chairperson (if any) presides over each meeting of the Audit Committee.

Principal Responsibilities.

The principal responsibilities of the Audit Committee shall include:

•

Overseeing SMCG’s accounting and auditing processes.

•

Serving as SMCG’s qualified legal compliance committee, and in such capacity, the Audit Committee is authorized to: receive in confidence, consider and, if appropriate, investigate in its capacity as a qualified legal compliance committee any report by (i) an attorney of a material violation of an applicable United States federal or state securities law, or a similar material violation of any United States or state law by SMCG (or any officer, director, or employee or agent of SMCG) (a “material violation”), or (ii) a report under SMCG’s Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). At the conclusion of an investigation of a reported violation of the Code, the Audit Committee shall make a report to the Board, which shall include a recommendation of an appropriate action if such violation is determined to have occurred. At the conclusion of any investigation of a material violation, and (ii) to inform the chief executive officer of SMCG and the Board of any such  investigation and the appropriate remedial measures to be adopted. With respect to a report of a material violation, the Audit Committee is further authorized to take all other appropriate action, including notification to the Securities and Exchange Commission in the event SMCG fails in any material respect to implement an appropriate response recommended by the Audit Committee

•

Recommending which firm to engage as SMCG’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•

Reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence.

•

Approving all audit and non-audit services an independent auditor provides to SMCG (and certain SMCG service providers) as required by and in accordance with applicable law. The Audit Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Audit Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Audit Committee, in accordance with applicable law.

•

Serving as a channel of communication between an independent auditor and the Directors.

•

Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of SMCG that are material to a SMCG, if any, and management’s responses to any such reports.

•

Meeting with SMCG’s accounting provider, if any, to discuss their role in the audit and any report they may wish to make with respect hereto.

•

Reviewing SMCG’s audited financial statements and considering any significant disputes between SMCG’s management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Audit Committee should review any unusual circumstances reflected in SMCG’s financial statements.

•

Considering, in consultation with the independent auditors’ report on the adequacy of SMCG’s internal financial controls.

•

Reviewing, in consultation with SMCG’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing SMCG’s financial statements.

•

Reviewing the procedures employed by SMCG in preparing published financial statements and related management commentaries.

Recommendation of Independent Auditors.

In connection with the selection of SMCG’s independent auditors, the Audit Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the form’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Audit Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in SMCG’s internal control system, the basis for determining their fees, and management’s attitude toward the firm.

Internal Controls.

The Audit Committee shall periodically review the internal controls of, and other procedures adopted by, SMCG, including those procedures (if any) relating to: (i) the valuation of securities (including securities for which market quotations are not readily available, such as interests in hedge funds) and the computation of SMCG’s net asset value; (ii) the pricing services used by SMCG; and (iii) the liquidity of other restricted securities held by SMCG.

Meetings.

The Committee shall meet at least one time each year and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members, Any action of the Committee with respect to SMCG may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

The audit committee oversees SMCG’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of SMCG’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and SMCG including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of SMCG’s internal controls, and the overall quality of SMCG’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for SMCG be included in SMCG’s Annual Report to Stockholders for the year ended December 31, 2012.

Thomas Matthew, Audit Committee Chair Gul Asrani, Audit Committee Member	C.P. Krishnan Nair, Audit Committee Member

EXHIBIT D

NOMINATING AND COMPENSATION COMMITTEE CHARTER

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

Adopted January 17, 2008

The purpose of the Nominating and Compensation Committee of the Board of Directors of SMCG (the “Board”) is to review matters pertaining to the composition, committees, compensation and operations of the Board. Members of the Committee may not be “interested persons” of SMCG as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1

The Nominating and Compensation Committee shall consist of two or more members appointed by the Board. Unless a Chairperson is designated by the Board, the Nominating and Compensation Committee may elect from its own members a Chairperson. The Chairperson (if any) presides over each meeting of the Nominating and Compensation Committee.

The Committee shall have the following duties and powers:

•

To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

•

To review policy matters affecting the operation of the board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

•

To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board to the Boards as deemed appropriate by the Committee.

•

To evaluate periodically the compensation of the members of the Boards and make such recommendations to the Boards as deemed appropriate by the Committee.

•

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to SMCG may be taken without a meeting if at least a majority of the members of the Committee consent hereto in writing.

1 As contemplated by certain rules inter the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

0

MILLENNIUM INDIA ACQUISITION COMPANY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Millennium India Acquisition Company, Inc. (the "Fund") hereby appoints David H. Lesser as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 14, 2013 at the Annual Meeting of Stockholders to be held at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10036 commencing at 10:00 a.m. Eastern time on Thursday, November 21, 2013; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

November 21, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.SEC.gov

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730030003030000000 6 112113

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING:
This proxy will be voted as specified below with respect to the action to be taken on the following proposal.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven directors to our Board of Directors (the "Board"), to serve until the next annual meeting of stockholders or until such directors' respective successors are duly elected and qualified.

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

November 21, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.SEC.gov

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20730030003030000000 6 112113

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING:
This proxy will be voted as specified below with respect to the action to be taken on the following proposal.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven directors to our Board of Directors (the "Board"), to serve until the next annual meeting of stockholders or until such directors' respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.